                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  DECEMBER 4, 2001


                                 PLANETCAD INC.
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE                        0-288-42                 84-1035353
(State of Incorporation)        (Commission File Number)       (IRS Employer
                                                             Identification No.)

     2520 55TH STREET, SUITE 200
     BOULDER, COLORADO                                              80301
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:(303) 209-9100
                                                   -----------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On December 4, 2001, PlanetCAD Inc., a Delaware corporation ("PlanetCAD"), received an unsolicited offer from PCD Investments, LLC ("PCD") proposing to pay $0.24 per share in cash for all of PlanetCAD's issued and outstanding shares, subject to various conditions, including but not limited to due diligence and receipt of any required regulatory and third party approvals. The complete text of the letter from PCD is set forth as Exhibit 99.1.

         At a special meeting of PlanetCAD's board of directors held on December 5, 2001, the board of directors discussed PCD's proposal. The board determined that the price offered by PCD is inadequate and is not reflective of PlanetCAD's true value and that PCD's proposal is not in the best interest of PlanetCAD's stockholders. The board instructed management to communicate that rejection to PCD. The complete text of PlanetCAD's press release in response to PCD's unsolicited offer is set forth as Exhibit 99.2 and incorporated herein by reference, and the complete text of PlanetCAD's response to PCD is set forth as
Exhibit 99.3 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.


         Exhibit
         Number            Exhibit Description
         ------            -------------------
         99.1              Offer letter dated December 4, 2001 from PCD Investments, LLC to PlanetCAD Inc. related to the proposed acquisition of
                           outstanding shares of PlanetCAD Inc.

         99.2              Press release dated December 5, 2001 related to offer from
                           PCD Investments, LLC

         99.3              Letter dated December 5, 2001 from PlanetCAD Inc. to
                           PCD Investments, LLC

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PLANETCAD INC.


Date:    December 5, 2001                  By:      /s/ Joy Godesiabois
                                           Name:    Joy Godesiabois
                                           Title:   Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number            Description                                                    Page
------            -----------                                                    ----
99.1              Offer letter dated December 4, 2001 from PCD Investments, LLC to PlanetCAD Inc. related to the proposed acquisition of
                  outstanding shares of PlanetCAD, Inc.

99.2 Press release, dated December 5, 2001 related to offer from PCD Investments, LLC

99.3              Letter dated December 5, 2001 from PlanetCAD Inc. to PCD
                  Investments, LLC


                                       3